UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 5, 2008

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GENERAL METALS CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	000-24189	65-0488983
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

615 Sierra Rose Drive, Reno NV 89511

(Address of principal executive offices) (Zip Code)

(775) 621-5400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On December 5, 2008, we entered into an amendment agreement to the mining acquisition agreement with Sunergy Inc. The amending agreement alters the dates on which the consideration to be paid.  A copy of the amending agreement is attached hereto as Exhibit 10.1.  Except as amended by the amending agreement, the mining acquisition agreement remains unamended and in full force and effect.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description
10.1	Amending Agreement to the Mining Acquisition Agreement dated December 5, 2008 between our company and Sunergy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GENERAL METALS CORPORATION

By:	/s/ Stephen Parent
Stephen Parent President and Chief Executive Officer

Date: December 9, 2008

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